CNA Financial Corporation First Quarter 2025 Results May 5, 2025

Forward Looking Statements The statements made in the course of this presentation and/or contained in the presentation materials may include statements that relate to anticipated future events (forward-looking statements) rather than actual present conditions or historical events. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. Forward-looking statements, by their nature, are subject to a variety of inherent risks and uncertainties that could cause actual results to differ materially from the results projected. Many of these risks and uncertainties cannot be controlled by CNA. For a detailed description of these risks and uncertainties, please refer to CNA’s filings with the Securities and Exchange Commission available at www.cna.com. Any forward-looking statements and other financial information contained in this presentation speak only as of the date hereof. Further, CNA does not have any obligation to update or revise any forward-looking statement made in the course of this presentation and/or contained in the presentation materials even if CNA’s expectations or any related events, conditions or circumstances change. Reconciliation of GAAP Measures to Non-GAAP Measures This earnings presentation contains financial measures that are not in accordance with accounting principles generally accepted in the United States of America (GAAP). Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. The Company believes the presentation of these measures provides investors with a better understanding of the significant factors that comprise the Company's operating performance. Reconciliations of these measures to the most comparable GAAP measures can be found in the Appendix to this presentation. For additional information, please refer to CNA's filings with the Securities and Exchange Commission, available at www.cna.com Available Information and Risk Factors CNA files annual, quarterly and current reports and other information with the SEC. The SEC filings are available on the CNA website (www.cna.com) and at the SEC's website (www.sec.gov). These filings describe some of the more material risks we face and how these risks could lead to events or circumstances that may have a material adverse effect on our business, financial condition, results of operations or cash flows. You should review these filings as they contain important information about CNA and its business. "CNA" is a registered trademark of CNA Financial Corporation. Certain CNA Financial Corporation subsidiaries use the "CNA" trademark in connection with insurance underwriting and claims activities. Copyright © 2025 CNA. All rights reserved. 2 Notices and Disclaimers

• Net income of $274 million versus $338 million in the prior year quarter; core income of $281 million versus $355 million in the prior year quarter. • P&C core income of $311 million versus $372 million, reflects lower underwriting results partially offset by higher net investment income. • Life & Group results largely consistent with the prior year quarter. • Corporate & Other core loss of $36 million versus $22 million in the prior year quarter. The current year quarter includes a $17 million after-tax charge related to unfavorable prior period development associated with legacy mass tort claims. • Net investment income of $604 million pretax, reflects a $14 million decrease from limited partnerships and common stock to $54 million, partially offset by a $9 million increase from fixed income securities and other investments to $550 million. • P&C combined ratio of 98.4%, compared with 94.6% in the prior year quarter, including 3.8 points of catastrophe loss impact in both quarters. The current year quarter also includes an unfavorable impact of 2.5 points from net prior period development driven by commercial auto in accident year 2024, compared to a favorable impact of 0.2 points in the prior year quarter. • Catastrophe losses of $97 million pretax, includes $53 million for the California wildfires, versus $88 million in the prior year quarter. • P&C underlying combined ratio was 92.1%, compared with 91.0% in the prior year quarter. P&C underlying loss ratio was 61.5% and the expense ratio was 30.2%. • P&C segments, excluding third party captives, generated gross written premium growth of 7% and net written premium growth of 9%. Excluding currency fluctuations, gross written premiums grew 8% and net written premiums grew 10%. P&C renewal premium change of +6%, with written rate of +4% and exposure change of +2%. • Book value per share of $37.98; book value per share excluding AOCI of $44.58, a 2% increase from year-end 2024 adjusting for $2.46 of dividends per share paid. • Board of Directors declares regular quarterly cash dividend of $0.46 per share 3 First Quarter Overview

Financial Performance 4 (In millions, except ratios and per share data) First Quarter 2025 2024 Change Revenues $3,627 $3,444 5 % Core income 281 355 (21) % Net income 274 338 (19) % Diluted earnings per common share: Core income $1.03 $1.30 (21) % Net income 1.00 1.24 (19) % Core ROE 9.2% 11.5% (2.3) pts Solid core income despite actions to strengthen commercial auto underlying loss ratio and prior accident year reserves, and elevated industry catastrophe losses

Continued strong premium growth and underlying combined ratio 5 (In millions, except ratios) First Quarter 2025 2024 GWP ex. 3rd party captives $3,142 $2,936 GWP change (% year over year) 7 % Net written premium $2,606 $2,390 NWP change (% year over year) 9 % Net earned premium $2,520 $2,331 NEP change (% year over year) 8 % Underwriting gain $40 $126 Loss ratio 67.8% 64.1 % Less: Effect of catastrophes impacts 3.8% 3.8 % Less: Effect of unfavorable (favorable) development-related items 2.5% (0.2) % Underlying loss ratio 61.5% 60.5 % Expense ratio 30.2% 30.1 % Combined ratio 98.4% 94.6 % Underlying combined ratio 92.1% 91.0 % Property & Casualty Operations

Improved rate and renewal premium change, and stable retention 6 Property & Casualty Rate & Retention 2024 2025 Q1 Q2 Q3 Q4 Q1 4% 4% 3% 3% 4% 6% 5% 5% 4% 6% 85% 85% 85% 86% 86% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $2,936 $3,203 $2,825 $3,230 $3,142 New Business ($M) $529 $595 $547 $591 $565 Specialty Rate 2% —% —% 1% 3% Retention 88% 90% 89% 89% 89% Commercial Rate 6% 7% 6% 6% 6% Retention 85% 84% 84% 84% 84% International Rate 1% —% (2)% (3)% (2)% Retention 82% 80% 82% 85% 85% Property & Casualty Production Metrics

Highest quarterly growth in 11 quarters 7 (In millions, except ratios) First Quarter 2025 2024 GWP ex. 3rd party captives $930 $880 GWP change (% year over year) 6 % Net written premium $842 $792 NWP change (% year over year) 6 % Net earned premium $830 $814 NEP change (% year over year) 2 % Underwriting gain $42 $76 Loss ratio 61.4% 58.6 % Less: Effect of catastrophes impacts — % — % Less: Effect of unfavorable (favorable) development-related items 1.3% (0.6) % Underlying loss ratio 60.1% 59.2 % Expense ratio 33.4% 31.8 % Combined ratio 95.1% 90.7 % Underlying combined ratio 93.8% 91.3 % Specialty

Maintaining strong retention with improvement in rate 8 Specialty Rate & Retention 2024 2025 Q1 Q2 Q3 Q4 Q1 —% —% 3% 1% 2% 3% 4% 88% 90% 89% 89% 89% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $880 $984 $982 $1,049 $930 New Business ($M) $94 $118 $129 $121 $112 FI & Mgmt Liability Rate (3)% (6)% (5)% (4)% (1)% Retention 90% 92% 91% 89% 89% Affinity Professional E&O Rate 2% 3% 2% 3% 2% Retention 92% 92% 91% 93% 93% Medical Malpractice Rate 7% 9% 7% 9% 7% Retention 80% 85% 83% 84% 85% Surety Net Written Premiums $184 $175 $176 $157 $204 Warranty & Alt. Risks Revenues $461 $459 $452 $443 $445 Specialty Production Metrics 2% 3%1%

9 (In millions, except ratios) First Quarter 2025 2024 GWP ex. 3rd party captives $1,839 $1,682 GWP change (% year over year) 9 % Net written premium $1,498 $1,338 NWP change (% year over year) 12 % Net earned premium $1,380 $1,202 NEP change (% year over year) 15 % Underwriting (loss) gain ($17) $29 Loss ratio 73.0% 68.8 % Less: Effect of catastrophes impacts 6.3% 6.8 % Less: Effect of unfavorable development-related items 3.8% — % Underlying loss ratio 62.9% 62.0 % Expense ratio 27.6% 28.2 % Combined ratio 101.1% 97.6 % Underlying combined ratio 91.0% 90.8 % Double-digit NWP growth and excellent underlying results Commercial

10 Commercial Rate & Retention 2024 2025 Q1 Q2 Q3 Q4 Q1 6% 7% 6% 6% 6% 8% 7% 8% 7% 7% 85% 84% 84% 84% 84% Retention Renewal Premium Change Rate GWP ex. 3rd party captives ($M) $1,682 $1,802 $1,538 $1,794 $1,839 New Business ($M) $367 $405 $345 $395 $370 Middle Market Rate 5% 5% 4% 4% 4% Retention 83% 84% 85% 84% 84% Construction Rate 8% 9% 9% 9% 9% Retention 86% 87% 84% 86% 82% National Accounts Rate 8% 7% 6% 6% 5% Retention 87% 83% 85% 84% 88% Small Business Rate 3% 4% 4% 5% 5% Retention 81% 79% 80% 81% 82% Marine / Other Net Written Premium $104 $116 $95 $94 $111 Stable rate, retention and renewal premium change Commercial Production Metrics

1 Excluding currency fluctuations, GWP grew 4% and NWP grew 7% for the first quarter of 2025. NWP growth ex. currency fluctuations up 7% with consistently profitable results 11 (In millions, except ratios) First Quarter 2025 2024 Gross written premium $373 $374 GWP change (% year over year)1 — % Net written premium $266 $260 NWP change (% year over year)1 2 % Net earned premium $310 $315 NEP change (% year over year) (2) % Underwriting gain $15 $21 Loss ratio 62.1% 60.1 % Less: Effect of catastrophes impacts 3.6% 2.0 % Less: Effect of (favorable) unfavorable development-related items — % — % Underlying loss ratio 58.5% 58.1 % Expense ratio 33.3% 33.2 % Combined ratio 95.4% 93.3 % Combined ratio excl. catastrophes and development 91.8% 91.3 % International

Current quarter reflects favorable persistency partially offset by lower investment income from LPs 12 (In millions) First Quarter 2025 2024 Net earned premiums $106 $110 Total claims, benefits and expenses 330 341 Net investment income 226 231 Core income before income tax 2 — Income tax benefit 4 5 Core income $6 $5 Life & Group

609 618 626 644 604 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Total CNAF Limited Partnership & Common Stock Highlights Fixed Income Securities 510 520 525 529 530 4.7% 4.8% 4.8% 4.8% 4.8% Fixed Income Effective Yield (Pretax) Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 68 78 80 94 54 2.9% 3.1% 3.1% 3.5% 2.0% Limited Partnership & Common Stock Return (Pretax) Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 $M $M $M 13 • Net investment income from fixed income is up 4% year-over-year • Fixed income benefited from strong operating cash flows and the continued impact of favorable reinvestment rates • Solid limited partnership and common stock returns in the quarter; trailing twelve month return of 12% Pretax Net Investment Income Strong contributions from fixed income and limited partnerships

6% 4% 3% 2% 2% 1% 14 Life & Group 9.8 yrs P&C and Corporate 4.4 yrs Total 6.3 yrs 1 AAA includes obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises. AA 15% A 26% BBB 41% Corporate & Other 53% Municipals 14% Other ABS 8% RMBS 7% AAA 1 14% Non-IG 4% LPs & Common Stock Short Term & Other CMBS Mortgage Loans Other Fixed Income Preferred Stock Investment Portfolio High quality, diversified and liquid investment portfolio Effective Portfolio Duration • 89% of total invested assets are in fixed income securities • High-quality portfolio with an average credit rating of “A” • Duration well matched with insurance liabilities • Net unrealized loss improved from year-end driven by lower risk-free rates Fixed Maturities by Rating Portfolio Composition Highlights

Conservative capital and debt profile support business objectives Capital • Financial strength ratings from all four rating agencies were affirmed in the past year • Moody’s and AM Best maintain positive outlooks; S&P and Fitch maintain stable outlooks • Statutory surplus remains very strong • Adjusting for dividends, book value per share ex. AOCI increased 2% Leverage • Debt maturity schedule is termed out to effectively manage refinancing • Next debt maturity of $500M in the first quarter of 2026 Liquidity • Ample liquidity at both holding and operating company levels to meet obligations (In millions, except per share data) Mar 31, 2025 Dec 31, 2024 Debt $2,974 $2,973 Stockholders' equity 10,279 10,513 Total capital $13,253 $13,486 AOCI (1,785) (1,991) Capital ex. AOCI $ 15,038 $ 15,477 BVPS ex. AOCI $44.58 $46.16 Dividends per share (YTD) $2.46 $3.76 Debt-to-capital 22.4% 22.0 % Debt-to-capital ex. AOCI 19.8% 19.2 % Statutory surplus 10,952 $11,165 Holding company liquidity 1 $816 $1,207 15 1 Includes $250 million available under credit facility Financial Strength

APPENDIX 16

Results for the Three Months Ended March 31 2025 2024 Net income $274 $338 Less: Net investment losses (7) (17) Core income $281 $355 Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate our primary operations. Reconciliation of Net Income (Loss) per Diluted Share to Core Income (Loss) per Diluted Share Results for the Three Months Ended March 31 2025 2024 Net income per diluted share $1.00 $1.24 Less: Net investment losses (0.03) (0.06) Core income per diluted share $1.03 $1.30 Core income (loss) per diluted share provides management and investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core income (loss). Core income (loss) per diluted share is core income (loss) on a per diluted share basis. 17 Reconciliation of Net Income (Loss) to Core Income (Loss) Reconciliation of GAAP Measures to Non-GAAP Measures

18 Results for the Three Months Ended March 31, 2025 (In millions) Specialty Commercial International Property & Casualty Net income $ 149 $ 124 $ 38 $ 311 Net investment losses (gains), after tax 1 — (1) — Core income $ 150 $ 124 $ 37 $ 311 Less: Net investment income 151 177 34 362 Non-insurance warranty revenue (expense) 12 — — 12 Other revenue (expense), including interest expense (14) (2) 1 (15) Income tax expense on core income (41) (34) (13) (88) Underwriting gain (loss) 42 (17) 15 40 Effect of catastrophe losses — 86 11 97 Effect of unfavorable development-related items 10 53 — 63 Underlying underwriting gain $ 52 $ 122 $ 26 $ 200 Reconciliation of Net Income to Underwriting Gain (Loss) and Underlying Underwriting Gain (Loss) Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and insurance related administrative expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities which are managed separately from our investing activities. Underlying underwriting gain (loss) is also deemed to be a non-GAAP financial measure, and represents pretax underwriting results excluding catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. Reconciliation of GAAP Measures to Non-GAAP Measures

19 Results for the Three Months Ended March 31, 2024 (In millions) Specialty Commercial International Property & Casualty Net income $ 167 $ 144 $ 37 $ 348 Net investment losses, after tax 10 14 — 24 Core income $ 177 $ 158 $ 37 $ 372 Less: Net investment income 150 176 31 357 Non-insurance warranty revenue (expense) 13 — — 13 Other revenue (expense), including interest expense (14) (4) (2) (20) Income tax expense on core income (48) (43) (13) (104) Underwriting gain 76 29 21 126 Effect of catastrophe losses — 82 6 88 Effect of favorable development-related items (5) — — (5) Underlying underwriting gain $ 71 $ 111 $ 27 $ 209 The underlying loss ratio excludes the impact of catastrophe losses and development-related items from the loss ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophe losses, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. The components to reconcile the combined ratio and loss ratio to the underlying combined ratio and underlying loss ratio for Property & Casualty, Specialty, Commercial and International segments are set forth on pages 6, 8, 10 and 12, respectively. Components to reconcile the combined ratio and loss ratio to the underlying combined ratio and underlying loss ratio Reconciliation of GAAP Measures to Non-GAAP Measures

March 31, 2025 December 31, 2024 Book value per share $37.98 $38.82 Less: Per share impact of AOCI (6.60) (7.34) Book value per share excluding AOCI $44.58 $46.16 Book value per share excluding AOCI allows management and investors to analyze the amount of the Company's net worth primarily attributable to the Company's business operations. The Company believes this measurement is useful as it reduces the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Calculation of Return on Equity and Core Return on Equity Results for the Three Months Ended March 31 ($ millions) 2025 2024 Annualized net income $1,096 $1,351 Average stockholders' equity including AOCI (a) 10,396 9,778 Return on equity 10.5% 13.8 % Annualized core income $1,125 $1,420 Average stockholders' equity excluding AOCI (a) 12,284 12,400 Core return on equity 9.2% 11.5 % Core return on equity provides management and investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to its business operations. a Average stockholders' equity is calculated using a simple average of the beginning and ending balances for the period. 20 Reconciliation of Book Value per Share to Book Value per Share Excluding AOCI Reconciliation of GAAP Measures to Non-GAAP Measures